SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2007

Arrhythmia Research Technology, Inc.
(Exact name of issuer as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	1-9731 (Commission File Number)	72-0925679 (I.R.S. Employer Identification Number)

25 Sawyer Passway
Fitchburg, MA 01420
(Address of principal executive offices and zip code)

(978) 345-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The following information is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, this information, including the exhibit, will not be incorporated by reference into any registration statement or report filed by Arrhythmia Research Technology, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

The Company has become aware that Biotel, Inc. (OTCBB: BTEL) issued a press release after the close of business on April 11, 2007, reporting Arrhythmia Research Technology, Inc.’s proposal submitted to Biotel's Board of Directors that day to acquire all of Biotel’s outstanding shares and announcing a special meeting of Biotel’s Board of Directors to consider the proposal. A copy of the Biotel press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)	The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Biotel, Inc. Press Release dated April 11, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 12th day of April 2007.

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

By:	/s/ David A. Garrison
David A. Garrison
Executive Vice President and Chief Financial Officer